                                                           FACING RETIREMENT(SM)


                              PRUDENTIAL LONG TERM
                                 GROWTH ACCOUNT


                                    [PHOTO]


                        ANNUAL REPORT TO CONTRACT OWNERS


                                December 31, 2000


The Prudential Insurance
Company of America
751 Broad Street
Newark, NJ 07102-3777

Pruco Life Insurance Company                                   [PRUDENTIAL LOGO]
213 Washington Street
Newark, NJ 07102-2992

--------------------------------------------------------------------------------


THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR VCA-2. It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

THE PRUDENTIAL LONG TERM GROWTH ACCOUNT          ANNUAL REPORT DECEMBER 31, 2000
--------------------------------------------------------------------------------


[PHOTO]
CHAIRMAN
DAVID R. ODENATH, JR.


"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."


LETTER TO CONTRACT OWNERS

DEAR CONTRACT OWNER:
This annual report reviews the performance of the portfolios in your variable annuity contract available through Prudential.


LOOKING BACK
The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.


Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.


REMAIN FOCUSED ON THE BIG PICTURE
This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.


SEEK HELP FROM A FINANCIAL PROFESSIONAL
Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.


Sincerely,

/s/ DAVID R. ODENATH, JR.

David R. Odenath, Jr.
Chairman,
The Prudential Variable Contract Accounts-2                     January 31, 2001


The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

THE PRUDENTIAL LONG TERM GROWTH ACCOUNT          ANNUAL REPORT DECEMBER 31, 2000
--------------------------------------------------------------------------------

VCA-2 PORTFOLIO


MANAGED BY
JEFFREY SIEGEL/BRADLEY L. GOLDBERG/DAVID KIEFER


"The question facing investors is whether the slowdown underway will result in a soft landing or a recession. Through the first half of 2001, strong stock selection will continue to be the key to uncertain markets. We remain positive about the energy sector, as we believe stock performance has yet to catch up to the gains achieved by the underlying commodities. Consequently, we are comfortable with our oil services and exploration and production stocks; we may buy more. We find telecommunications are now attractively priced, especially consumer services."


PERFORMANCE SUMMARY

-------------------------------------------------------------------------------------------------------------------------------

                                                        SIX(5)
 AVERAGE ANNUAL RETURNS                                 MONTHS          1-YEAR          3-YEAR          5-YEAR          10-YEAR
 Long Term Growth Acct.(1)                               8.82%           8.58%           1.92%          12.20%          15.59%
 Long Term Growh Acct. (with sales charge(2)         Not Available       4.74%           -.06%          10.50%          14.17%
 S&P 500(4)                                             -8.71%          -9.10%          12.26%          18.33%          17.44%
 Lipper Multi-Cap Value Fund Avg.(3)                     9.07%           8.84%           7.99%          13.72%          15.14%

-------------------------------------------------------------------------------------------------------------------------------


In a year in which the S&P 500 fell 9.10%, the Portfolio's value orientation and the strong market turn toward value contributed to a positive 8.58% return. This was in line with the 8.84% Lipper (VIP) Multi-Cap Value Fund Average.


PERFORMANCE REVIEW
The VCA-2 Account benefited substantially from the market turn away from technology and telecommunications services and toward utilities and energy. We had underweighted the former sectors and overweighted the latter. Aside from sector focuses, our performance was particularly enhanced by the returns on our financial holdings, which averaged a significant gain over the year. A few outstanding contributors were Loews (property/casualty insurance) Washington Mutual (Savings and Loan),and Old Republic International (reinsurance). We took our profits on Washington Mutual.


In the energy and power utilities sectors, our stock selection improved returns in generally favorable markets. Coastal (natural gas and gasoline marketing), Exelon (electricity and natural gas delivery), Baker Hughes (oil services), and Devon Energy (exploration and production) were among the largest contributors to our return.


The market improved for healthcare stocks; our holdings of UnitedHealth Group, Wellpoint Health Networks, and Tenet Healthcare were among the Account's strongest performers.


Although we underweighted technology compared to the S&P 500, it remained our largest sector, so it helped that our holdings held up better than the average technology stock in the S&P 500. In particular, we sold our holdings in 3COM in time to record a substantial gain before the stock moved down. We also had an excellent return on Lockheed Martin. However, other technology and telecommunications stocks--including Loral Space & Communications, Computer Associates International, Global Crossing, and Sprint Fon--had substantial declines. We sold many of these by year-end.


                                                 $10,000 INVESTED OVER 10 YEARS

                        $39,743.39 VCA-10       $52,198.58 Lipper Growth Funds      $49,913.86 S&P 500

Dec 1990                    $10000                            $10000                     $10000
                             11566.5                           11580.5                    11422.8
Dec 1991                     13029.4                           13698.5                    13040
                             12824.3                           13171.9                    12952.4
Dec 1992                     14242.8                           14848.7                    14032.1
                             15840.7                           15671.6                    14714.7
Dec 1993                     17285.8                           16898.1                    15443.3
                             16820.4                           15774.5                    14920.8
Dec 1994                     17299.6                           16590.3                    15646.1
                             19419.1                           19764.2                    18804.5
Dec 1995                     21845.5                           22263.8                    21518.7
                             24086.2                           24543.3                    23689.8
Dec 1996                     27481.5                           26876.1                    26456.2
                             31427.2                           31054.8                    31905.5
Dec 1997                     36099.4                           34148.9                    35279.6
                             39286.8                           40237.8                    41531.9
Dec 1998                     34977.6                           43674.7                    45369.2
                             40422.7                           49213.9                    50979.7
Dec 1999                     36763.2                           57947.9                    54911.8
                             36611.6                           60108.4                    54677.5
Dec 2000                     39743.4                           52198.6                    49913.9


    These results represent past performance and are no guarantee of future performance. Investment return and principal value of the Long Term Growth Account will fluctuate resulting in a value which may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Source: Lipper Investment in the Long Term Growth Account involves various risks which are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, contact Prudential for a free prospectus. Please read it carefully before investing. The Long Term Growth Account is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and is distributed by Prudential Investment Management Services LLC, an affiliate of Prudential.
(1) The results are shown after the deduction of all expenses including investment management and mortality and expense charges but do not include the effect of any sales charge.
(2) The results are shown after the deduction of all expenses including investment management, mortality and expense charges and in addition reflect the deduction of a front-end 2 1/2% sales charge and the impact of an annual account charge.
(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.
(4) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.
(5) Six month returns are not annualized.

                        FINANCIAL HIGHLIGHTS FOR VCA-2

              INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                                                                              YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                                                              2000         1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME........................................  $  .4152     $   .4596     $  .3414     $  .2633     $  .2056
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
    For investment management fee........................    (.0321)       (.0316)      (.0325)      (.0284)      (.0215)
    For assuming mortality and expense risks.............    (.0961)       (.0948)      (.0974)      (.0850)      (.0646)
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................     .2870         .3332        .2115        .1499        .1195
----------------------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
    Net realized gain on investments.....................    1.8450        1.3723       3.1604       4.7245       2.3368
    Net change in unrealized appreciation (depreciation)
    of investments.......................................     .0344       (1.4043)     (4.3161)      1.3843       1.7641
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN ACCUMULATION UNIT VALUE.......    2.1664         .3012      (0.9442)      6.2587       4.2204
----------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
    Beginning of year....................................   25.2398       24.9386      25.8828      19.6241      15.4037
    End of year..........................................  $27.4062     $ 25.2398     $24.9386     $25.8828     $19.6241
----------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
    AVERAGE NET ASSETS**.................................       .50%          .50%         .50%         .50%         .50%
----------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS**.................................      1.12%         1.33%         .81%         .70%         .69%
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................        84%           81%          43%          47%          53%
----------------------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
    for Participants at end of year
    (000 omitted)........................................    16,372        20,424       26,278       28,643       30,548
----------------------------------------------------------------------------------------------------------------------------

* Calculated by accumulating the actual per unit amounts daily.

** These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                      SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-2

               STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000

Common Stock                                                        Value
Investments-98.2%                               Shares            [Note 2A]
-----------------------------------------------------------------------------
STOCKS
AEROSPACE/DEFENSE - 1.3%
Lockheed Martin Corp.                          176,400         $   5,988,780
-----------------------------------------------------------------------------
AGRICULTURE - 0.6%
Monsanto Co.                                    98,100             2,654,831
-----------------------------------------------------------------------------
AUTOS & TRUCKS - 0.4%
Tower Automotive, Inc.(a)                      201,200             1,810,800
-----------------------------------------------------------------------------
BANKING & FINANCIAL SERVICES - 6.7%
Bank of America Corp.                          107,800             4,945,325
Citigroup, Inc.                                164,464             8,397,943
Fleet Boston Financial Corp.                   121,800             4,575,113
Providian Financial Corp.                      100,600             5,784,500
Chase Manhattan Corp.                          185,100             8,410,481
                                                                  ----------
                                                                  32,113,362
-----------------------------------------------------------------------------
CHEMICALS - 2.6%
Agrium, Inc.                                   215,300             3,148,763
Crompton Corp.                                 367,900             3,862,950
Praxair, Inc.                                  124,700             5,533,563
                                                                  ----------
                                                                  12,545,276
-----------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.7%
Convergys Corp.(a)                             173,900             7,879,843
-----------------------------------------------------------------------------
COMPUTER HARDWARE - 4.4%
Compaq Computer Corp.                          321,600             4,840,080
Dell Computer Corp.(a)                         240,500             4,193,719
Hewlett-Packard Co.                            197,100             6,220,969
International Business
    Machines Corp.                              68,000             5,780,000
                                                                  ----------
                                                                  21,034,768
-----------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.7%
Compuware Corp.(a)                             224,900             1,405,625
Microsoft Corp.(a)                             154,500             6,720,750
Unisys Corp.(a)                                309,800             4,530,825
                                                                  ----------
                                                                  12,657,200
-----------------------------------------------------------------------------
DIVERSIFIED INDUSTRIES - 2.5%
Minnesota Mining &
    Manufacturing Co.                           42,600             5,133,300
Tyco International Ltd.                        123,600             6,859,800
                                                                  ----------
                                                                  11,993,100
-----------------------------------------------------------------------------
ELECTRONICS - 3.3%
Micron Technology, Inc.(a)                     142,100             5,044,550
National Semiconductor
    Corp.(a)                                   190,370             3,831,196
SCI Systems, Inc.(a)                           115,900             3,056,863
Texas Instruments, Inc.                         82,600             3,913,175
                                                                  ----------
                                                                  15,845,784
-----------------------------------------------------------------------------
Healthcare - 5.5%
Columbia/HCA-The Healthcare
Company                                        120,000             5,281,200
Tenet Healthcare Corp.(a)                      134,400             5,972,400
United Health Care Group, Inc.                  92,200             5,658,775
Wellpoint Health Networks,
    (Class 'A' Stock) Inc.(a)                   79,600             9,173,900
                                                                  ----------
                                                                  26,086,275
-----------------------------------------------------------------------------
HOTELS & MOTEL - 0.7%
Starwood Hotel & Resorts                       100,100             3,528,525
-----------------------------------------------------------------------------
INSURANCE - 9.3%
Allstate Corp.                                 106,300             4,630,694
Loews Corp.                                     96,400             9,983,425
Old Republic International Corp.               117,500             3,760,000
Torchmark Corp.                                221,900             8,529,281
Trenwick Group Ltd.                            289,200             7,175,775
XL Capital (Class "A" Stock)                   114,884            10,037,990
                                                                  ----------
                                                                  44,117,165
-----------------------------------------------------------------------------
MACHINERY - 1.3%
Caterpillar, Inc.                              126,600             5,989,763
-----------------------------------------------------------------------------
MEDIA - 1.8%
AT&T Liberty Media Group                       260,900             3,538,456
Tribune Co.                                    114,700             4,846,075
                                                                   ---------
                                                                   8,384,531
-----------------------------------------------------------------------------
METALS - 2.5%
Alcoa, Inc.                                    212,800             7,128,800
BHP Limited ADR                                197,200             4,141,200
The Cabide/Graphite, Inc.(a)                   427,700               855,400
                                                                  ----------
                                                                  12,125,400
-----------------------------------------------------------------------------
NETWORKING - 2.5%
Cisco Systems, Inc.(a)                          91,500             3,499,875
Nortel Networks Corp.                          121,900             3,908,419
Tellabs, Inc.(a)                                75,400             4,260,100
                                                                  ----------
                                                                  11,668,394
-----------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 0.4%
Xerox Corp.                                    441,600             2,042,400
-----------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION - 15.5%
Baker Hughes, Inc.                             210,900             8,765,531
Coastal Corp.                                  180,800            15,966,900
Conoco, Inc., Class A                          161,600             4,625,800
Devon Energy Corp.                             140,100             8,541,897
Halliburton Co.                                188,600             6,836,750
Kerr-McGee Corp.                                72,799             4,872,983
Phillips Petroleum Co.                         113,400             6,449,625
Royal Dutch Petroleum Co. ADR                   81,100             4,911,619
TotalFinaElf SA ADR                            109,200             7,937,475
Transocean Sedco Forex, Inc.                   107,200             4,931,200
                                                                  ----------
                                                                  73,839,780
-----------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-2

               STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000

Common Stock                                                        Value
Investments                                     Shares            [Note 2A]
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 4.7%
Georgia Pacific Group                          224,900             7,000,013
International Paper Co.                        155,500             6,346,344
Mead Corp.                                      82,600             2,591,575
Temple Inland, Inc.                            116,700             6,258,038
                                                                  ----------
                                                                  22,195,970
-----------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories                            130,000             6,296,875
American Home Products Corp.                   112,900             7,174,795
Eli Lilly & Co.                                 64,800             6,030,450
Schering-Plough Corp.                          149,800             8,501,150
Sepracor, Inc.                                  66,300             5,312,288
                                                                  ----------
                                                                  33,315,558
-----------------------------------------------------------------------------
PHOTOGRAPHY - 1.5%
Eastman Kodak Co.                              187,900             7,398,562
-----------------------------------------------------------------------------
RESTAURANTS - 1.9%
Darden Restaurants, Inc.                       404,300             9,248,362
-----------------------------------------------------------------------------
RETAIL - 1.7%
Target Corp.                                   246,200             7,939,949
-----------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
ALLTEL Corp.                                   113,472             7,084,908
General Motors Corp.,
    (Class 'H' Stock)(a)                       186,600             4,291,800
Global Crossing, Ltd.(a)                       359,200             5,141,050
Nextel Communications, Inc.                    183,100             4,531,725

SBC Communications, Inc.                       107,100             5,114,025
Worldcom, Inc.                                 258,300             3,616,200
                                                                  ----------
                                                                  29,779,708
-----------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.5%
Harris Corp.                                   157,300             4,817,313
Motorola Inc.                                  214,100             4,335,525
Nokia Corp. ADR                                280,200            12,188,700
                                                                  ----------
                                                                  21,341,538
-----------------------------------------------------------------------------
TOBACCO - 2.2%
Philip Morris Co., Inc.                        234,900            10,335,599
-----------------------------------------------------------------------------
UTILITIES - 2.8%
Exelon Corp.                                   190,700            13,389,046
-----------------------------------------------------------------------------
Total Long-Term Investments - 98.2%
    (Cost: $424,987,036)                                        $467,250,269
-----------------------------------------------------------------------------
Short-Term                                   Principal
Investment - 2.1%                              Amount
                                               (000)
-----------------------------------------------------------------------------
Commercial Paper
American Express Financial Corp.
    6.30%
    Due 1/2/01
    (Cost: $10,195,000)                       $ 10,195            10,195,000
-----------------------------------------------------------------------------
Total Investments - 100.3%
    (Cost: $435,182,036)                                        $477,445,269
-----------------------------------------------------------------------------
Other Assets, Less Liabilities
    Cash                                                                 590
    Dividends and Interest Receivable                                448,786
    Payable for Pending Capital Transactions                        (899,695)
    Payable for Investments Purchased                               (946,683)
-----------------------------------------------------------------------------
Liabilities in Excess
    of Other Assets - (0.3)%                                      (1,397,002)
-----------------------------------------------------------------------------
Net Assets - 100%                                               $476,048,267
-----------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
    (other than Annuitants)
    16,371,601 Accumulation Units at an
    Accumulation Unit Value of
    $27.4062                                                     448,683,381
Equity of Annuitants                                              26,581,548
Equity of Prudential Insurance
     Company of America                                              783,338
                                                                ------------
                                                                $476,048,267
=============================================================================

The following abbreviations are used in portfolio descriptions:

    ADR - American Depository Receipts.

    SA - Sociedad Anomie (Spanish Corporation).

(a) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-2

                           STATEMENT OF OPERATIONS

----------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                               DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------
Investment Income
    Dividends (net of $64,911 foreign withholding tax)                                       $   7,201,882
    Interest                                                                                       639,369
----------------------------------------------------------------------------------------------------------------
Total Income                                                                                     7,841,251
----------------------------------------------------------------------------------------------------------------
Expenses
    Fees Charged to Participants and Annuitants for Investment Management Services                 599,871
    Fees Charged to Participants (other than Annuitants) for Assuming
        Mortality and Expense Risks                                                              1,799,613
----------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                   2,399,484
----------------------------------------------------------------------------------------------------------------
Investment Income - Net                                                                          5,441,767
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments - Net
    Realized Gain on Investments - Net                                                          35,153,813
    Decrease in Unrealized Appreciation/Depreciation on Investments - Net                       (3,444,234)
----------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                                         31,709,579
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets Resulting from Operations                              $  37,151,346
================================================================================================================

                     STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                         DECEMBER 31, 2000     DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
Operations
    Investment Income - Net                                            $   5,441,767         $   8,092,375
    Realized Gain on Investments - Net                                    35,153,813            38,765,596
    Decrease In Unrealized Appreciation/Depreciation
         on Investments - Net                                             (3,444,234)          (39,937,856)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations           37,151,346             6,920,115
----------------------------------------------------------------------------------------------------------------
Capital Transactions
    Purchase Payments and Transfers In                                    25,304,786            36,314,405
    Withdrawals and Transfers Out                                       (127,082,903)         (182,549,022)
    Annual Administration Charges Deducted from
        Participants' Accumulation Accounts                                  (20,752)              (23,655)
    Mortality and Expense Risk Charges Deducted
        from Annuitants' Accounts                                            (78,759)             (121,395)
    Variable Annuity Payments                                             (3,593,062)           (3,689,243)
----------------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
    Resulting from Capital Transactions                                 (105,470,690)         (150,068,910)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets
    Resulting from Surplus Transfers                                        (109,743)              396,121
----------------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                             (68,429,087)         (142,752,674)
Net Assets
    Beginning of Period                                                  544,477,354           687,230,028
----------------------------------------------------------------------------------------------------------------
    End of Period                                                      $ 476,048,267         $ 544,477,354
================================================================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
-------------------------------------------------------------------------------

NOTE 1:  GENERAL

         The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A. SECURITIES VALUATION

         EQUITY SECURITIES

         Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

         FIXED INCOME SECURITIES

         Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

         SHORT-TERM INVESTMENTS

         Short-term investments having maturities of sixty days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

         B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

         Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
-------------------------------------------------------------------------------

         C. TAXES

         The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

         D. EQUITY OF ANNUITANTS

         Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

         NOTE 3: CHARGES

         A. The Prudential Insurance Company of America ("The Prudential"), furnished investment management services in connection with the management of the Account through September 28, 2000. Effective September 29, 2000, the VCA-2 Committee terminated the investment management agreement with The Prudential and entered into an investment management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to the investment management agreement, PIFM is paid the same investment management fee that The Prudential was paid. An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

            In accordance with the investment management agreement, The Prudential was responsible for all investment management services, selecting subadvisers and supervising the subadviser's performance of such services. Effective September 18, 2000, The Prudential entered into a subadvisory agreement with Jennison Associates, LLC ("Jennison"). Prior to September 18, 2000, The Prudential had a subadvisory agreement with The Prudential Investment Corporation ("PIC"). Subsequent to appointment as manager to the Account, PIFM entered into a subadvisory agreement with Jennison on September 29, 2000.

            PIFM, Jennison and PIC are wholly owned subsidiaries of The Prudential.

            A daily charge for PIFM assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

         B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

         C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 2000, Prudential has advised the Account it has received $5,025 for such charges.

         NOTE 4:  PURCHASES AND SALES OF PORTFOLIO SECURITIES

                  For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $396,619,680 and $499,072,655 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
-------------------------------------------------------------------------------

         NOTE 5:  UNIT TRANSACTIONS

                  The number of Accumulation Units issued and redeemed for the years ended December 31, 2000 and December 31, 1999 are as follows:

                                                    2000             1999
                       ----------------------------------------------------
                       Units issued              1,008,885        1,408,871
                       ----------------------------------------------------
                       Units redeemed            5,061,311        7,262,232
                       ----------------------------------------------------

         NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

                  The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions) from Prudential's investment Account. The increase (decrease) includes reserve adjustments from morality and expense risks assumed by Prudential.

         NOTE 7:  RELATED PARTY TRANSACTIONS

                  For the year ended December 31, 2000 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $3,830 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

         NOTE 8:  PARTICIPANT LOANS

                  Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

                  For the year ended December 31, 2000 and the year ended December 31, 1999, $26,631 and $31,490 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2001

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

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
================================================================================
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2
                               COMMITTEE MEMBERS

DAVID R. ODENATH, JR.                           W. SCOTT MCDONALD, JR., PH.D.
Chairman,                                       Vice President,
The Prudential Variable                         Kaludis Consulting Group
Contract Accounts -2


SAUL K. FENSTER, Ph.D.                          JOSEPH WEBER, Ph.D.
President,                                      Vice President,
New Jersey Institute of Technology              Interclass (international corporate learning)


================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.


If you own a VARIABLE LIFE INSURANCE CONTRACT, please call the following telephone number:


                                [TELEPHONE ICON]
                                  (800)778-2255
                         8 A.M. - MIDNIGHT EASTERN TIME


If you own a VARIABLE ANNUITY CONTRACT, please call the following telephone number:

                                [TELEPHONE ICON]
                                  (888)778-2888
                          8 A.M. - 9 P.M. EASTERN TIME


================================================================================

STANDARD & POOR'S 500 INDEX comprises 500 large, established, publicly traded stocks. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX comprises approximately 620 European companies. SALOMON BROTHERS EXTENDED MARKET INDEX defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/BARRA VALUE INDEX contains companies within the S&P 500 with lower price-to-book ratios. S&P/BARRA GROWTH INDEX contains companies within the S&P 500 with higher price-to-book ratios. RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios. RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD FREE INDEX contains those companies in the MCSI WORLD INDEX that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX measures the performance of Japan's stock market.

[PRUDENTIAL ICON]

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America                          PRESORT
30 Scranton Office Park                                              STANDARD
Scranton, PA 18507-1789                                            U.S. POSTAGE
(800) 458-6333                                                         PAID
                                                                   PERMIT # 8048
                                                                   NEW YORK, NY



                                [RECYCLE LOGO]
[OBLONG SYMBOL]              Printed in the U.S.A.                MD.RA.008.0301
                              on recycled paper.